Leases	12 Months Ended
Sep. 30, 2013
Leases [Abstract]
Leases
Leases

We lease certain manufacturing and warehousing facilities and equipment, primarily transportation equipment, under various operating leases. Some leases contain escalation clauses and provisions for lease renewal. As of September 30, 2013, future minimum lease payments under all noncancelable leases for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2014	$51.0
Fiscal 2015	44.3
Fiscal 2016	35.5
Fiscal 2017	28.3
Fiscal 2018	23.6
Thereafter	72.9
Total future minimum lease payments	$255.6

Rental expense for the years ended September 30, 2013, 2012 and 2011 was approximately $101.5 million, $88.1 million and $42.6 million, respectively, including lease payments under cancelable leases and maintenance charges on transportation equipment. The increase beginning in fiscal 2012 reflects the first full year following the Smurfit-Stone Acquisition.